SENTINEL GROUP FUNDS, INC.
                             ARTICLES SUPPLEMENTARY

         SENTINEL GROUP FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 ("Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

         FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation ("Board of Directors") by the charter ("Charter"), the Board of Directors, at a meeting duly convened and held on December 6, 2006, adopted resolutions reclassifying and designating:

         1. 40,000,000 authorized but unissued shares of Common Stock, par value $0.01 per share (the "Common Stock") without further classification or designation as Class A shares of Sentinel Mid Cap Value Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

         2. 40,000,000 authorized but unissued shares of Common Stock without further classification or designation as Class C shares of Sentinel Mid Cap Value Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Common Stock as set forth in the Charter.

         3. 40,000,000 authorized but unissued shares of Common Stock with out further classification or designation as Class I shares of Sentinel Mid Cap Value Fund, par value $0.01 per share with the preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption as Common Stock as set forth in the Charter.

         SECOND: Immediately before these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 2,350,000,000, of which 135,000,000 are shares of Common Stock without further classification or designation and 2,215,000,000 are shares of Common Stock classified and designated as follows:

CLASS A                                        NUMBER OF SHARES ALLOCATED
-------                                        --------------------------
Sentinel Balanced Fund                                   40,000,000
Sentinel Capital Growth Fund                             40,000,000
Sentinel Capital Opportunity Fund                        40,000,000
Sentinel Common Stock Fund                               75,000,000
Sentinel Conservative Allocation Fund                    20,000,000
Sentinel Georgia Municipal Bond Fund                     40,000,000
Sentinel Government Securities Fund                      90,000,000
Sentinel Growth Leaders Fund                             20,000,000

Sentinel High Yield Bond Fund                            30,000,000
Sentinel International Equity Fund                       15,000,000
Sentinel Mid Cap Growth Fund                             45,000,000
Sentinel Short Maturity Government Fund                  70,000,000
Sentinel Small Company Fund                             160,000,000
Sentinel U.S. Treasury Money Market Fund                750,000,000

CLASS B                                        NUMBER OF SHARES ALLOCATED

Sentinel Balanced Fund                                   20,000,000
Sentinel Capital Opportunity Fund                        40,000,000
Sentinel Common Stock Fund                               20,000,000
Sentinel Conservative Allocation Fund                    10,000,000
Sentinel High Yield Bond Fund                            20,000,000
Sentinel International Equity Fund                       20,000,000
Sentinel Mid Cap Growth Fund                             20,000,000
Sentinel Small Company Fund                              40,000,000
Sentinel U.S. Treasury Money Market Fund                100,000,000

CLASS C                                        NUMBER OF SHARES ALLOCATED
-------                                        --------------------------
Sentinel Balanced Fund                                   10,000,000
Sentinel Capital Growth Fund                             40,000,000
Sentinel Capital Opportunity Fund                        40,000,000
Sentinel Common Stock Fund                               10,000,000
Sentinel Conservative Allocation Fund                    10,000,000
Sentinel Government Securities Fund                      20,000,000
Sentinel Growth Leaders Fund                             20,000,000
Sentinel High Yield Bond Fund                            10,000,000
Sentinel International Equity Fund                       10,000,000
Sentinel Mid Cap Growth Fund                             30,000,000
Sentinel Short Maturity Government Fund                  20,000,000
Sentinel Small Company Fund                              40,000,000

CLASS D                                        NUMBER OF SHARES ALLOCATED
-------                                        --------------------------
Sentinel Balanced Fund                                   20,000,000

CLASS S                                        NUMBER OF SHARES ALLOCATED
-------                                        --------------------------
Sentinel Short Maturity Government Fund                  50,000,000

CLASS I                                        NUMBER OF SHARES ALLOCATED
-------                                        --------------------------
Sentinel Common Stock Fund                               40,000,000
Sentinel Georgia Municipal Bond Fund                     40,000,000
Sentinel Government Securities Fund                      40,000,000
Sentinel Small Company Fund                              40,000,000

         THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 2,350,000,000, of which 15,000,000 are shares of Common Stock without further classification or designation and 2,335,000,000 are shares of Common Stock classified and designated as follows:

CLASS A                                       NUMBER OF SHARES ALLOCATED
-------                                       --------------------------
Sentinel Balanced Fund                                  40,000,000
Sentinel Capital Growth Fund                            40,000,000
Sentinel Capital Opportunity Fund                       40,000,000
Sentinel Common Stock Fund                              75,000,000
Sentinel Conservative Allocation Fund                   20,000,000
Sentinel Georgia Municipal Bond Fund                    40,000,000
Sentinel Government Securities Fund                     90,000,000
Sentinel Growth Leaders Fund                            20,000,000
Sentinel High Yield Bond Fund                           30,000,000
Sentinel International Equity Fund                      15,000,000
Sentinel Mid Cap Growth Fund                            45,000,000
Sentinel Mid Cap Value Fund                             40,000,000
Sentinel Short Maturity Government Fund                 70,000,000
Sentinel Small Company Fund                            160,000,000
Sentinel U.S. Treasury Money Market Fund               750,000,000

CLASS B                                       NUMBER OF SHARES ALLOCATED

Sentinel Balanced Fund                                  20,000,000
Sentinel Capital Opportunity Fund                       40,000,000
Sentinel Common Stock Fund                              20,000,000
Sentinel Conservative Allocation Fund                   10,000,000
Sentinel High Yield Bond Fund                           20,000,000
Sentinel International Equity Fund                      20,000,000
Sentinel Mid Cap Growth Fund                            20,000,000
Sentinel Small Company Fund                             40,000,000
Sentinel U.S. Treasury Money Market Fund               100,000,000

CLASS C                                       NUMBER OF SHARES ALLOCATED
-------                                       --------------------------
Sentinel Balanced Fund                                  10,000,000
Sentinel Capital Growth Fund                            40,000,000
Sentinel Capital Opportunity Fund                       40,000,000
Sentinel Common Stock Fund                              10,000,000
Sentinel Conservative Allocation Fund                   10,000,000
Sentinel Government Securities Fund                     20,000,000
Sentinel Growth Leaders Fund                            20,000,000
Sentinel High Yield Bond Fund                           10,000,000
Sentinel International Equity Fund                      10,000,000
Sentinel Mid Cap Growth Fund                            30,000,000
Sentinel Mid Cap Value Fund                             40,000,000

Sentinel Short Maturity Government Fund                 20,000,000
Sentinel Small Company Fund                             40,000,000

CLASS D                                       NUMBER OF SHARES ALLOCATED
-------                                       --------------------------
Sentinel Balanced Fund                                  20,000,000

CLASS S                                       NUMBER OF SHARES ALLOCATED
-------                                       --------------------------
Sentinel Short Maturity Government Fund                 50,000,000

CLASS I                                       NUMBER OF SHARES ALLOCATED
-------                                       --------------------------
Sentinel Common Stock Fund                              40,000,000
Sentinel Georgia Municipal Bond Fund                    40,000,000
Sentinel Government Securities Fund                     40,000,000
Sentinel Mid Cap Value Fund                             40,000,000
Sentinel Small Company Fund                             40,000,000

         FOURTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Secretary as of this 28th day of March 2007.

                                                    SENTINEL GROUP FUNDS, INC.


                                                    By:  /S/  THOMAS P. MALONE
                                                    --------------------------
                                                    Thomas P. Malone
                                                    Vice President

Attest:

/S/ KERRY A. JUNG
-----------------
Kerry A. Jung
Secretary